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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 1997

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

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
                DELAWARE                                    000-19480                          58-1651222
(State or other jurisdiction of incorporation)        Commission File Number     (IRS Employer Identification Number)

                             2700 CUMBERLAND PARKWAY
                                    SUITE 300
                             ATLANTA, GEORGIA 30339
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:           (770) 444-5300


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 4
                            Total Number of Pages: 20

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Item 5.           Other Events.

         On December 15, 1997, the Registrant obtained a commitment from Donaldson, Lufkin & Jenrette for a $210 million loan facility. The facility will be used to refinance the Registrant's existing $168 million bank facility, to provide liquidity for near term working capital needs and for general corporate purposes. A copy of the commitment letter is filed as Exhibit 10.1 to this Form 8-K.

         In addition, the Registrant issued a press release on December 16, 1997, a copy of which is filed as Exhibit 99.1 to this Form 8-K. The press release relates to the commitment letter and to the preliminary approval by the court on December 15, 1997 of a settlement of certain 1996 securities litigation against the Registrant pursuant to the terms of a previously disclosed memorandum of understanding.


Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  10.1 Commitment Letter from DLJ Bridge Finance, Inc. to Medaphis Corporation, dated December 15, 1997, with respect to $210 million in aggregate principal amount of senior secured increasing rate notes.


                  99.1     Press Release issued by the Registrant on December
                           16, 1997







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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 16, 1997


                                         MEDAPHIS CORPORATION


                                         By: /s/ Jerome H. Baglien
                                             ---------------------------------
                                             Jerome H. Baglien
                                             Senior Vice President,
                                             Chief Financial Officer and
                                             Assistant Secretary






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                                INDEX TO EXHIBITS


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

EXHIBIT NUMBER                                                                    PAGE NO.
-------------                                                                     --------
   EX-10.1        Commitment Letter from DLJ Bridge Finance, Inc. to Medaphis
                  Corporation, dated December 15, 1997, with respect to $210 million in aggregate principal amount of senior secured
                  increasing rate notes ..............................................5

   EX-99.1        Press Release issued by the Registrant on December 16, 1997.........18
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